Summary Prospectus Supplement	January 1, 2024

Putnam PanAgora ESG Emerging Markets Equity ETF

Putnam PanAgora ESG International Equity ETF

Summary Prospectuses dated August 30, 2023

On January 1, 2024 (the “Effective Date”), a subsidiary of Franklin Resources, Inc. (“Franklin Resources”) acquired Putnam U.S. Holdings I, LLC (“Putnam Holdings”) in a stock and cash transaction (the “Transaction”). As a result of the Transaction, Putnam Investment Management, LLC (“Putnam Management”), a wholly-owned subsidiary of Putnam Holdings and the investment manager to the Putnam family of funds (the “Putnam Funds”), including Putnam PanAgora ESG Emerging Markets Equity ETF and Putnam PanAgora ESG International Equity ETF (the “Putnam PanAgora ETFs”), became an indirect, wholly-owned subsidiary of Franklin Resources. PanAgora Asset Management, Inc. (“PanAgora”), sub-adviser to the Putnam PanAgora ETFs, was not acquired in the Transaction and will remain an indirect, wholly-owned subsidiary of Great-West Lifeco Inc., which, prior to the Effective Date, was the parent company of Putnam Holdings.

Franklin Resources, whose principal executive offices are at One Franklin Parkway, San Mateo, California 94403, is a global investment management organization operating, together with its subsidiaries, as Franklin Templeton. As of November 30, 2023, after giving effect to the Transaction, Franklin Templeton’s asset management operations had aggregate assets under management of approximately $1.546 trillion. As a result of the Transaction, Putnam Management will be able to draw on the broader investment resources, including portfolio management, investment research, trading expertise and other capabilities, of Franklin Templeton to the benefit of the Putnam Funds.

Under the Investment Company Act of 1940, as amended, the Transaction resulted in the automatic termination of the investment management contract between each Putnam Fund and Putnam Management and any related sub-advisory contracts, where applicable, that were in place for each Putnam Fund before the Transaction. However, Putnam Management and PanAgora continue to provide uninterrupted services to the Putnam PanAgora ETFs pursuant to new investment management and sub-advisory contracts that were previously approved by fund shareholders of each Putnam PanAgora ETF at shareholder meetings held in connection with the Transaction. The terms of the new investment management and sub-advisory contracts are substantially similar to those of the previous investment management and sub-advisory contracts.

The Summary Prospectus for each of the Putnam Funds listed above is amended to reflect the foregoing.

Shareholders should retain this Supplement for future reference.

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